Exhibit 99.1



         Pursuant to Section 906 of the  Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of Fantatech, Inc. (the Company), does hereby certify, to such officer's knowledge, that:

         The Quarterly Report on Form 10-QSB for the period ended March 31, 2003 of the Company fully complies, in all material respects, with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, and information contained in the Report on Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.



May 14, 2003                                      /s/ Guangwei Liang
                                                 -----------------------
                                                 Guangwei Liang
                                                 Chief Executive Officer




May 14, 2003                                      /s/ Fuxiao Wang
                                                 -----------------------
                                                 Fuxiao Wang
                                                 Chief Financial Officer